EXHIBIT NO. 10.3
================


AMENDMENT TO ASSIGNMENT TO OPTION TO PURCHASE AGREEMENT
-------------------------------------------------------


The Option to Purchaser Agreement entered into between Natalma Industries, Inc., a Nevada corporation, and John
Martin, an individual, on December 11, 1998, is hereby amended as follows:

     5.     Natalma shall complete a minimum $80,000 Cdn.
     Phase One work program on or before September 1, 2000.

     Dated this 21st day of August, 1999.

     Natalma Industries, Inc.
     By:/s/ Derick Sinclair,
     President and Chairman of the Board

     /s/ John Martin